UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 29, 2010

TOYOTA AUTO RECEIVABLES 2010-C OWNER TRUST
(Exact Name of Issuing Entity as specified in Charter)

TOYOTA AUTO FINANCE RECEIVABLES LLC
(Exact Name of Depositor and Registrant as specified in Charter)

TOYOTA MOTOR CREDIT CORPORATION
(Exact Name of Sponsor as specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
333-168098-02 333-168098	38-6924711 95-4836519
(Commission File Number)	(IRS Employer Identification No.)
19851 S. Western Avenue EF 12, Torrance, California	90501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 468-7333

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

On or about September 29, 2010, Toyota Auto Finance Receivables LLC transferred certain motor vehicle retail installment sales contracts (the “Receivables”) to Toyota Auto Receivables 2010-C Owner Trust (the “Trust”).  The Trust granted a security interest in the Receivables to Deutsche Bank Trust Company Americas, as indenture trustee, and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $495,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $307,700,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $347,100,000;  (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $100,200,000; and (v) Class B Asset-Backed Notes in the aggregate original principal amount of $44,400,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Underwriting Agreement, Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement and Securities Account Control Agreement (as listed below) executed in connection with the issuance of the Notes to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

Item 9.01.               Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c) (d)	Not applicable. Exhibits:

1.1*
Underwriting Agreement dated September 22, 2010 among Toyota Auto Finance Receivables LLC (“TAFR LLC”), Toyota Motor Credit Corporation (“TMCC”), and Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC acting on behalf of themselves and as representatives of the several underwriters named in the agreement

4.1	Amended and Restated Trust Agreement, dated as of September 29, 2010, between TAFR LLC and Wells Fargo Delaware Trust Company, National Association, as owner trustee.

4.2	Indenture, dated as of September 29, 2010, between the Trust and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”) and securities intermediary.

4.3	Sale and Servicing Agreement, dated as of September 29, 2010, among TAFR LLC, as seller, TMCC, as servicer and sponsor, and the Trust, as issuer.

4.4	Receivables Purchase Agreement, dated as of September 29, 2010, between TAFR LLC, as purchaser, and TMCC, as seller.

4.5	Administration Agreement, dated as of September 29, 2010, among TMCC, as administrator, the Trust, as issuer and the Indenture Trustee.

4.6	Securities Account Control Agreement, dated as of September 29, 2010, among TAFR LLC, as pledgor, and the Indenture Trustee, as secured party.
______________

* Previously filed on Form 8-K on September 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

By:	/s/ Chris Ballinger
Name: Chris Ballinger
Title: President

Date: September 29, 2010